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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): MARCH 24, 2005

                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number 000-20202

             MICHIGAN                                  38-1999511
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

 25505 W. TWELVE MILE ROAD, SUITE 3000                 48034-8339
          SOUTHFIELD, MICHIGAN                         (Zip Code)
(Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (248) 353-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On March 24, 2005, Credit Acceptance Corporation (the "Company") issued a press release announcing its financial results for the three months and year ended December 31, 2004. The press release, dated March 24, 2004, is attached as
Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

      The financial information included in the press release includes a presentation of net income excluding certain items, in addition to the presentation of the Company's reported net income. The Company believes this information is helpful to investors in measuring the performance of the business, in that excluding the impact of certain items more accurately reflects the financial performance of the business and allows shareholders to better compare results between periods and make more informed assumptions about future results.

      The financial information included in the press release also includes an adjusted return on capital analysis, which provides an additional perspective on the financial performance of the Company. The Company believes this information provides a useful measurement of how effectively the Company is utilizing its capital.

      Finally, the financial information included in the press release includes a presentation of adjusted economic profit. Management uses adjusted economic profit to assess the Company's performance and the amount of value created for shareholders as well as to make capital allocation decisions. The Company believes this information is important to shareholders because it allows shareholders to compare the returns earned by the Company investing capital in its business with the return they could expect if the Company returned capital to shareholders and they invested in other securities.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

            99.1 Press Release dated March 24, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CREDIT ACCEPTANCE CORPORATION
                                            (Registrant)

                                            By: /s/  Kenneth S. Booth
                                               -----------------------
                                            Kenneth S. Booth
                                            Chief Accounting Officer
                                            March 30, 2005

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                                INDEX OF EXHIBITS

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
EXHIBIT NO.                        DESCRIPTION
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
   99.1                  Press Release dated March 24, 2005.
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